UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 26, 2014

ACUCELA INC.
(Exact name of registrant as specified in its charter)

Washington	000-5513	02-0592619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1301 Second Avenue, Suite 1900
Seattle, Washington 98101
(Address of principal executive offices, including zip code)
(206) 805-8300
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On September 26, 2014, Acucela Inc. ("Acucela") posted presentation materials on its website (www.acucela.com) which its Founder, Chairman and CEO, Ryo Kubota, M.D., Ph.D., will present at the BioCentury NewsMakers in the Biotech Industry Conference on Friday, September 26, 2014 at 10:00 a.m. Eastern Time at the Millenium Broadway Hotel and Conference Center in New York City, New York. Acucela also expects such materials to be used in connection with meetings with investors and analysts that management expects to have from time to time. A copy of the presentation materials is furnished as an exhibit to this Current Report and is incorporated herein by reference.

The information furnished in this Current Report, including the exhibit hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description
99.1	Presentation dated as of September 26, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUCELA INC.

	By:	/s/ Ryo Kobuta
Ryo Kobuta, M.D., Ph.D.
Date: September 26, 2014		Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Presentation dated as of September 26, 2014.